UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 31, 2007

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 31, 2007, Gartner, Inc. (the “Company”) announced financial results for the three and six months ended June 30, 2007. A copy of the Company’s press release is furnished as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 5.02. DEPARTURE, ELECTION, OR APPOINTMENT OF DIRECTORS OR OFFICERS; COMPENSATORY ARRANGEMENTS OF OFFICERS.
On July 25, 2007, the Board of Directors of Gartner, Inc. (the “Company”) resolved to increase the size of the board to twelve (12) directors, and to appoint Karen E. Dykstra to the board and its audit committee.
Ms. Dykstra has been a partner of Plainfield Asset Management LLC, a registered investment advisor located in Greenwich, Connecticut, since January 2007, and Chief Operating Officer and Chief Financial Officer of Plainfield Direct LLC, also located in Greenwich, Connecticut (a direct lending and investment business of Plainfield Asset Management LLC), since May 2006. Prior thereto, she spent many years with Automatic Data Processing, Inc., located in Roseland, New Jersey, most recently as Chief Financial Officer from January 2003 to May 2006, Vice President — Finance from July 2001 to January 2003 and Corporate Controller from October 1998 to July 2001. Ms. Dykstra is also a director of Crane Co. (NYSE: CR).
ITEM 8.01. OTHER EVENTS.
The Company has entered into a settlement agreement with Expert Choice, Inc. and the Company’s insurance carriers to settle all claims, causes of action and disputes arising out of the litigation entitled Expert Choice, Inc. v. Gartner, Inc., U.S. District Court, District of Connecticut, Civil Docket 3:03cv02234. The settlement agreement provides for full and complete mutual releases among the parties, dismissal of the litigation and resolves all disputes between the parties. The total amount of the settlement is $21.5 million, of which $9.5 million will be paid by the Company, and an aggregate of $12.0 million will be paid by the Company’s insurers.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued July 31, 2007 with respect to financial results for Gartner, Inc. for the three and six months ended June 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: July 31, 2007	By:	/s/ Christopher J. Lafond
Christopher J. Lafond
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued July 31, 2007 with respect to financial results for Gartner, Inc. for the three and six months ended June 30, 2007.